Exhibit 99.2

Discover Financial Services
GAAP Basis 1
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					August 31, 2010			Nine Months Ended
	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	vs August 31, 2009			Aug 31, 2010	Aug 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,535,939	$1,551,782	$1,559,150	$638,086	$833,217	$702,722		84%	$4,646,871	$2,506,994	$2,139,877		85%
Interest Expense	389,137	404,621	413,724	314,158	304,401	84,736		28%	1,207,482	937,126	270,356		29%
Net Interest Income	1,146,802	1,147,161	1,145,426	323,928	528,816	617,986		117%	3,439,389	1,569,868	1,869,521		119%
Other Income 2	564,144	512,844	545,876	1,253,559	1,315,960	(751,816)		(57%)	1,622,864	3,587,036	(1,964,172)		(55%)
Revenue Net of Interest Expense	1,710,946	1,660,005	1,691,302	1,577,487	1,844,776	(133,830)		(7%)	5,062,253	5,156,904	(94,651)		(2%)
Provision for Loan Losses	712,565	724,264	1,387,206	399,732	380,999	331,566		87%	2,824,035	1,962,673	861,362		44%
Employee Compensation and Benefits	204,210	202,536	195,764	191,516	208,528	(4,318)		(2%)	602,510	636,167	(33,657)		(5%)
Marketing and Business Development	130,532	97,970	84,673	113,851	77,814	52,718		68%	313,175	292,169	21,006		7%
Information Processing & Communications	62,357	63,087	65,418	72,192	67,679	(5,322)		(8%)	190,862	217,017	(26,155)		(12%)
Professional Fees	85,289	78,067	75,813	92,910	83,746	1,543		2%	239,169	228,419	10,750		5%
Premises and Equipment	17,722	17,691	17,860	18,282	18,437	(715)		(4%)	53,273	54,732	(1,459)		(3%)
Other Expense	66,128	54,197	35,276	118,748	67,634	(1,506)		(2%)	155,601	215,085	(59,484)		(28%)
Total Other Expense	566,238	513,548	474,804	607,499	523,838	42,400		8%	1,554,590	1,643,589	(88,999)		(5%)
Income Before Income Taxes 2	432,143	422,193	(170,708)	570,256	939,939	(507,796)		(54%)	683,628	1,550,642	(867,014)		(56%)
Tax Expense	171,526	164,126	(67,170)	217,719	362,485	(190,959)		(53%)	268,482	626,994	(358,512)		(57%)
Net Income 2	$260,617	$258,067	($103,538)	$352,537	$577,454	($316,837)		(55%)	$415,146	$923,648	($508,502)		(55%)

Net Income Allocated to Common Stockholders 2, 3	$258,194	$184,590	($122,233)	$330,505	$552,928	($294,734)		(53%)	$321,613	$876,506	($554,893)		(63%)

Effective Tax Rate 4	39.7%	38.9%	39.3%	38.2%	38.6%				39.3%	40.4%

Balance Sheet Statistics
Total Assets	$60,057,553	$62,153,678	$66,818,951	$46,020,987	$42,698,290	$17,359,263		41%	$60,057,553	$42,698,290	$17,359,263		41%
Tangible Assets 5	$59,611,493	$61,705,953	$66,369,560	$45,569,930	$42,245,313	$17,366,180		41%	$59,611,493	$42,245,313	$17,366,180		41%
Total Equity	$6,111,297	$6,038,267	$7,015,048	$8,435,547	$8,386,202	($2,274,905)		(27%)	$6,111,297	$8,386,202	($2,274,905)		(27%)
Total Common Equity	$6,111,297	$6,038,267	$5,853,594	$7,277,481	$7,231,463	($1,120,166)		(15%)	$6,111,297	$7,231,463	($1,120,166)		(15%)
Total Common Equity/Total Assets	10.2%	9.7%	8.8%	15.8%	16.9%				10.2%	16.9%
Total Common Equity/Net Loans 6	13.2%	13.1%	12.8%	33.3%	30.6%				13.2%	30.6%
Book Value per share 7	$11.22	$11.10	$12.90	$15.54	$15.45	($4.23)		(27%)	$11.22	$15.45	($4.23)		(27%)
ROE 2,8	17%	16%	(6%)	16%	28%				9%	17%

Allowance for Loan Loss (period end)	$3,743,721	$3,930,624	$4,207,360	$1,757,899	$1,832,360	$1,911,361		104%	$3,743,721	$1,832,360	$1,911,361		104%
Change in Loan Loss Reserves	($186,903)	($276,736)	$305,000	($74,461)	($154,113)	($32,790)		(21%)	($158,639)	$457,775	($616,414)		(135%)
Reserve Rate 9	7.47%	7.86%	8.40%	7.44%	7.19%	28	bps		7.47%	7.19%	28	bps

Per Share Statistics
Basic EPS 2, 10	$0.47	$0.34	($0.22)	$0.61	$1.08	($0.61)		(56%)	$0.59	$1.78	($1.19)		(67%)
Diluted EPS 2, 10	$0.47	$0.33	($0.22)	$0.60	$1.07	($0.60)		(56%)	$0.58	$1.78	($1.20)		(67%)
Common Stock Price (period end)	$14.51	$13.45	$13.65	$15.46	$13.75	$0.76		6%	$14.51	$13.75	$0.76		6%
Ending Common Shares Outstanding (000's)	544,550	543,993	543,777	542,922	542,749	1,801		0%	544,550	542,749	1,801		0%
Weighted Average Common Shares Outstanding (000's)	544,314	543,875	543,422	542,826	513,098	31,216		6%	543,874	491,839	52,035		11%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	547,082	552,060	543,422	551,343	517,050	30,032		6%	550,111	492,759	57,352		12%

Loan Receivables
Total Loans	$50,130,664	$50,024,718	$50,093,516	$23,625,084	$25,489,809	$24,640,855		97%	$50,130,664	$25,489,809	$24,640,855		97%
Average Total Loans	$49,687,300	$49,818,909	$51,555,460	$23,835,598	$26,380,203	$23,307,097		88%	$50,345,119	$27,454,927	$22,890,192		83%

Interest Yield 11	12.16%	12.25%	12.15%	10.25%	12.10%	6	bps		12.19%	11.62%	57	bps
Net Principal Charge-off Rate 12	7.18%	7.97%	8.51%	7.98%	8.05%	(87)	bps		7.89%	7.30%	59	bps
Delinquency Rate (over 30 days) 13	4.16%	4.52%	5.05%	4.92%	4.86%	(70)	bps		4.16%	4.86%	(70)	bps
Delinquency Rate (over 90 days) 14	2.19%	2.45%	2.77%	2.58%	2.46%	(27)	bps		2.19%	2.46%	(27)	bps
Net Charge-off Dollars	$899,468	$1,001,000	$1,082,206	$474,193	$535,112	$364,356		68%	$2,982,674	$1,504,898	$1,477,776		98%
Loans Delinquent Over 30 Days	$2,083,128	$2,263,608	$2,529,580	$1,161,497	$1,237,636	$845,492		68%	$2,083,128	$1,237,636	$845,492		68%
Loans Delinquent Over 90 Days	$1,098,611	$1,224,526	$1,386,386	$608,437	$626,793	$471,818		75%	$1,098,611	$626,793	$471,818		75%

Transactions Processed on Networks (000's)
Discover Network	418,423	392,571	381,562	387,350	390,643	27,780		7%	1,192,556	1,126,605	65,951		6%
PULSE Network	882,172	805,281	719,906	676,817	753,201	128,971		17%	2,407,359	2,201,903	205,456		9%
Total	1,300,595	1,197,852	1,101,468	1,064,167	1,143,844	156,751		14%	3,599,915	3,328,508	271,407		8%

Volume
PULSE Network	$30,581,850	$28,645,624	$27,617,635	$24,667,926	$28,051,978	$2,529,872		9%	$86,845,109	$84,634,195	$2,210,914		3%
Third-Party Issuers	1,793,785	1,678,337	1,561,929	1,522,269	1,446,308	347,477		24%	5,034,051	4,149,286	884,765		21%
Diners Club International 15	6,542,418	6,708,533	6,554,504	7,172,809	6,465,990	76,428		1%	19,805,455	19,000,168	805,287		4%
Total Payment Services	38,918,053	37,032,494	35,734,068	33,363,004	35,964,276	2,953,777		8%	111,684,615	107,783,649	3,900,966		4%
Discover Network - Proprietary 16	24,880,163	23,631,719	23,172,534	22,712,600	23,579,434	1,300,729		6%	71,684,416	67,976,397	3,708,019		5%
Total	$63,798,216	$60,664,213	$58,906,602	$56,075,604	$59,543,710	$4,254,506		7%	$183,369,031	$175,760,046	$7,608,985		4%

Discover Financial Services
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					August 31, 2010		Nine Months Ended
	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	vs August 31, 2009		Aug 31, 2010	Aug 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,535,939	$1,551,782	$1,559,150	$1,576,442	$1,660,787	($124,848)	(8%)	$4,646,871	$4,858,710	($211,839)	(4%)
Interest Expense	389,137	404,621	413,724	393,160	382,238	6,899	2%	1,207,482	1,212,339	(4,857)	(0%)
Net Interest Income	1,146,802	1,147,161	1,145,426	1,183,282	1,278,549	(131,747)	(10%)	3,439,389	3,646,371	(206,982)	(6%)
Other Income	564,144	512,844	545,876	550,229	575,717	(11,573)	(2%)	1,622,864	1,635,835	(12,971)	(1%)
Revenue Net of Interest Expense	1,710,946	1,660,005	1,691,302	1,733,511	1,854,266	(143,320)	(8%)	5,062,253	5,282,206	(219,953)	(4%)
Provision for Loan Losses	712,565	724,264	1,387,206	1,258,261	1,085,209	(372,644)	(34%)	2,824,035	3,864,769	(1,040,734)	(27%)
Employee Compensation and Benefits	204,210	202,536	195,764	191,516	208,528	(4,318)	(2%)	602,510	636,167	(33,657)	(5%)
Marketing and Business Development	130,532	97,970	84,673	113,851	77,814	52,718	68%	313,175	292,169	21,006	7%
Information Processing & Communications	62,357	63,087	65,418	72,192	67,679	(5,322)	(8%)	190,862	217,017	(26,155)	(12%)
Professional Fees	85,289	78,067	75,813	92,910	83,746	1,543	2%	239,169	228,419	10,750	5%
Premises and Equipment	17,722	17,691	17,860	18,282	18,437	(715)	(4%)	53,273	54,732	(1,459)	(3%)
Other Expense	66,128	54,197	35,276	89,756	67,634	(1,506)	(2%)	155,601	215,085	(59,484)	(28%)
Total Other Expense	566,238	513,548	474,804	578,507	523,838	42,400	8%	1,554,590	1,643,589	(88,999)	(5%)
Income Before Income Taxes	432,143	422,193	(170,708)	(103,257)	245,219	186,924	76%	683,628	(226,152)	909,780	NM
Tax Expense	171,526	164,126	(67,170)	(44,037)	94,655	76,871	81%	268,482	(48,088)	316,570	NM
Net Income	$260,617	$258,067	($103,538)	($59,220)	$150,564	$110,053	73%	$415,146	($178,064)	$593,210	NM

Net Income Allocated to Common Stockholders 3	$258,194	$184,590	($122,233)	($77,855)	$130,954	$127,240	97%	$321,613	($212,684)	$534,297	NM

Effective Tax Rate 4	39.7%	38.9%	39.3%	42.6%	38.6%			39.3%	21.3%

Balance Sheet Statistics
Total Assets	$60,057,553	$62,153,678	$66,818,951	$67,116,359	$63,929,520	($3,871,967)	(6%)	$60,057,553	$63,929,520	($3,871,967)	(6%)
Tangible Assets 5	$59,611,493	$61,705,953	$66,369,560	$66,665,302	$63,476,543	($3,865,050)	(6%)	$59,611,493	$63,476,543	($3,865,050)	(6%)
Total Equity	$6,111,297	$6,038,267	$7,015,048	$7,102,991	$7,148,275	($1,036,978)	(15%)	$6,111,297	$7,148,275	($1,036,978)	(15%)
Total Common Equity	$6,111,297	$6,038,267	$5,853,594	$5,944,925	$5,993,536	$117,761	2%	$6,111,297	$5,993,536	$117,761	2%
Tangible Common Equity 17	$5,665,237	$5,590,542	$5,404,203	$5,493,868	$5,540,559	$124,678	2%	$5,665,237	$5,540,559	$124,678	2%
Tangible Common Equity/Tangible Assets 17, 18	9.5%	9.1%	8.1%	8.2%	8.7%			9.5%	8.7%
Tangible Common Equity/Net Loans 6, 17, 19	12.2%	12.1%	11.8%	11.7%	11.7%			12.2%	11.7%
Tangible Common Equity per share 17, 20	$10.40	$10.28	$9.94	$10.12	$10.21	$0.19	2%	$10.40	$10.21	$0.19	2%
ROE 8	17%	16%	(6%)	(3%)	9%			9%	(4%)

Net Interest Margin 21	9.16%	9.14%	9.01%	9.38%	9.95%	(79)	bps	9.10%	9.47%	(37)	bps
Return on Loan Receivables 22	2.08%	2.06%	(0.81%)	(0.47%)	1.17%	91	bps	1.10%	(0.46%)	156	bps

Allowance for Loan Loss (period end)	$3,743,721	$3,930,624	$4,207,360	$3,902,360	$3,707,571	$36,150	1%	$3,743,721	$3,707,571	$36,150	1%
Change in Loan Loss Reserves	($186,903)	($276,736)	$305,000	$194,789	$6,670	($193,573)	NM	($158,639)	$953,214	($1,111,853)	(117%)
Reserve Rate 9	7.47%	7.86%	8.40%	7.67%	7.28%	19	bps	7.47%	7.28%	19	bps
Reserve Rate (excluding guaranteed student loans) 23	7.80%	8.21%	8.73%	7.87%	7.41%	39	bps	7.80%	7.41%	39	bps

Per Share Statistics
Basic EPS 10	$0.47	$0.34	($0.22)	($0.14)	$0.26	$0.21	81%	$0.59	($0.43)	$1.02	NM
Diluted EPS 10	$0.47	$0.33	($0.22)	($0.14)	$0.25	$0.22	88%	$0.58	($0.43)	$1.01	NM
Common Stock Price (period end)	$14.51	$13.45	$13.65	$15.46	$13.75	$0.76	6%	$14.51	$13.75	$0.76	6%
Ending Common Shares Outstanding (000's)	544,550	543,993	543,777	542,922	542,749	1,801	0%	544,550	542,749	1,801	0%
Weighted Average Common Shares Outstanding (000's)	544,314	543,875	543,422	542,826	513,098	31,216	6%	543,874	491,839	52,035	11%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	547,082	552,060	543,422	542,826	517,050	30,032	6%	550,111	491,839	58,272	12%

Loan Receivables
Total Loans	$50,130,664	$50,024,718	$50,093,516	$50,854,146	$50,896,596	(765,932)	(2%)	$50,130,664	$50,896,596	($765,932)	(2%)
Average Total Loans	$49,687,300	$49,818,909	$51,555,460	$50,585,332	$50,957,954	(1,270,654)	(2%)	$50,345,119	$51,311,049	($965,930)	(2%)

Interest Yield 11	12.16%	12.25%	12.15%	12.35%	12.79%	(63)	bps	12.19%	12.41%	(22)	bps
Net Principal Charge-off Rate 12	7.18%	7.97%	8.51%	8.43%	8.40%	(122)	bps	7.89%	7.56%	33	bps
Delinquency Rate (over 30 days) 13	4.16%	4.52%	5.05%	5.31%	5.11%	(95)	bps	4.16%	5.11%	(95)	bps
Delinquency Rate (over 90 days) 14	2.19%	2.45%	2.77%	2.78%	2.60%	(41)	bps	2.19%	2.60%	(41)	bps
Net Charge-off Dollars	$899,468	$1,001,000	$1,082,206	$1,063,472	$1,078,539	($179,071)	(17%)	$2,982,674	$2,911,555	$71,119	2%
Loans Delinquent Over 30 Days	$2,083,128	$2,263,608	$2,529,580	$2,700,959	$2,598,424	($515,296)	(20%)	$2,083,128	$2,598,424	($515,296)	(20%)
Loans Delinquent Over 90 Days	$1,098,611	$1,224,526	$1,386,386	$1,411,779	$1,322,433	($223,822)	(17%)	$1,098,611	$1,322,433	($223,822)	(17%)

Segment - Income Before Income Taxes
Direct Banking	$395,299	$385,939	($207,665)	($127,028)	$218,080	$177,219	81%	$573,573	($308,925)	$882,498	NM
Payment Services	36,844	36,254	36,957	23,771	27,139	9,705	36%	110,055	82,773	27,282	33%
Total	$432,143	$422,193	($170,708)	($103,257)	$245,219	$186,924	76%	$683,628	($226,152)	$909,780	NM

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Direct Banking Segment
Managed Basis 24
(unaudited, dollars in thousands)
	Quarter Ended					August 31, 2010		Nine Months Ended
	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	vs August 31, 2009		Aug 31, 2010	Aug 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,535,934	$1,551,775	$1,559,147	$1,585,612	$1,663,886	($127,952)	(8%)	$4,646,856	$4,874,362	($227,506)	(5%)
Interest Expense	389,059	404,577	413,686	403,266	392,592	(3,533)	(1%)	1,207,322	1,244,932	(37,610)	(3%)
Net Interest Income	1,146,875	1,147,198	1,145,461	1,182,346	1,271,294	(124,419)	(10%)	3,439,534	3,629,430	(189,896)	(5%)
Other Income	495,771	447,711	480,341	924,499	1,055,529	(559,758)	(53%)	1,423,823	2,753,382	(1,329,559)	(48%)
Revenue Net of Interest Expense	1,642,646	1,594,909	1,625,802	2,106,845	2,326,823	(684,177)	(29%)	4,863,357	6,382,812	(1,519,455)	(24%)
Provision for Loan Losses	712,565	724,264	1,387,206	989,009	924,427	(211,862)	(23%)	2,824,035	3,369,332	(545,297)	(16%)
Total Other Expense	534,782	484,706	446,261	571,351	489,596	45,186	9%	1,465,749	1,545,611	(79,862)	(5%)
Income Before Income Taxes	$395,299	$385,939	($207,665)	$546,485	$912,800	($517,501)	(57%)	$573,573	$1,467,869	($894,296)	(61%)

Net Interest Margin 21	9.16%	9.14%	9.01%	9.37%	9.90%	(74)	bps	9.10%	9.42%	(32)	bps
Pretax Return on Loan Receivables 25	3.16%	3.07%	(1.63%)	4.33%	7.10%	(394)	bps	1.52%	3.81%	(229)	bps

Loan Receivables
Total Loans	$50,130,664	$50,024,718	$50,093,516	$50,860,372	$50,903,845	($773,181)	(2%)	$50,130,664	$50,903,845	($773,181)	(2%)
Average Total Loans	$49,687,300	$49,818,909	$51,555,460	$50,590,846	$50,971,056	($1,283,756)	(3%)	$50,345,119	$51,323,201	($978,082)	(2%)

Interest Yield 11	12.16%	12.25%	12.15%	12.34%	12.73%	(57)	bps	12.19%	12.36%	(17)	bps
Net Principal Charge-off Rate 12	7.18%	7.97%	8.51%	8.43%	8.39%	(121)	bps	7.89%	7.56%	33	bps
Delinquency Rate (over 30 days) 13	4.16%	4.52%	5.05%	5.31%	5.10%	(94)	bps	4.16%	5.10%	(94)	bps
Delinquency Rate (over 90 days) 14	2.19%	2.45%	2.77%	2.78%	2.60%	(41)	bps	2.19%	2.60%	(41)	bps
Net Charge-off Dollars	$899,468	$1,001,000	$1,082,206	$1,063,472	$1,078,539	($179,071)	(17%)	$2,982,674	$2,911,555	$71,119	2%
Loans Delinquent Over 30 Days	$2,083,128	$2,263,608	$2,529,580	$2,700,959	$2,598,424	($515,296)	(20%)	$2,083,128	$2,598,424	($515,296)	(20%)
Loans Delinquent Over 90 Days	$1,098,611	$1,224,526	$1,386,386	$1,411,779	$1,322,433	($223,822)	(17%)	$1,098,611	$1,322,433	($223,822)	(17%)

Credit Card Loans
Credit Card Loans	$45,248,166	$45,328,330	$45,761,239	$47,465,590	$48,135,639	($2,887,473)	(6%)	$45,248,166	$48,135,639	($2,887,473)	(6%)
Average Credit Card Loans	$44,905,220	$45,279,580	$47,646,479	$47,429,775	$48,641,890	($3,736,670)	(8%)	$45,931,331	$49,328,104	($3,396,773)	(7%)

Interest Yield 11	12.86%	12.93%	12.70%	12.75%	12.99%	(13)	bps	12.83%	12.54%	29	bps
Net Principal Charge-off Rate 12	7.73%	8.56%	9.00%	8.81%	8.63%	(90)	bps	8.44%	7.74%	70	bps
Delinquency Rate (over 30 days) 13	4.39%	4.85%	5.39%	5.60%	5.31%	(92)	bps	4.39%	5.31%	(92)	bps
Delinquency Rate (over 90 days) 14	2.35%	2.63%	2.98%	2.94%	2.72%	(37)	bps	2.35%	2.72%	(37)	bps
Net Charge-off Dollars	$875,292	$977,084	$1,057,920	$1,041,247	$1,057,613	($182,321)	(17%)	$2,910,297	$2,865,646	$44,651	2%
Loans Delinquent Over 30 Days	$1,986,049	$2,196,312	$2,467,482	$2,656,689	$2,557,243	($571,194)	(22%)	$1,986,049	$2,557,243	($571,194)	(22%)
Loans Delinquent Over 90 Days	$1,062,171	$1,192,684	$1,364,801	$1,393,474	$1,309,638	($247,467)	(19%)	$1,062,171	$1,309,638	($247,467)	(19%)

Total Discover Card Volume	$25,552,568	$24,247,382	$23,844,456	$23,335,440	$23,955,402	$1,597,166	7%	$73,644,406	$72,256,730	$1,387,676	2%
Discover Card Sales Volume	$23,992,715	$22,858,772	$22,399,675	$21,903,694	$22,768,927	$1,223,788	5%	$69,251,162	$65,556,858	$3,694,304	6%

Discover Financial Services
Direct Banking Segment
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands)
	Quarter Ended					August 31, 2010		Nine Months Ended
	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	vs August 31, 2009		Aug 31, 2010	Aug 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,535,934	$1,551,775	$1,559,147	$1,576,364	$1,660,592	($124,658)	(8%)	$4,646,856	$4,857,690	($210,834)	(4%)
Interest Expense	389,059	404,577	413,686	393,128	382,188	6,871	2%	1,207,322	1,212,149	(4,827)	(0%)
Net Interest Income	1,146,875	1,147,198	1,145,461	1,183,236	1,278,404	(131,529)	(10%)	3,439,534	3,645,541	(206,007)	(6%)
Other Income	495,771	447,711	480,341	490,356	514,481	(18,710)	(4%)	1,423,823	1,455,914	(32,091)	(2%)
Revenue Net of Interest Expense	1,642,646	1,594,909	1,625,802	1,673,592	1,792,885	(150,239)	(8%)	4,863,357	5,101,455	(238,098)	(5%)
Provision for Loan Losses	712,565	724,264	1,387,206	1,258,261	1,085,209	(372,644)	(34%)	2,824,035	3,864,769	(1,040,734)	(27%)
Total Other Expense	534,782	484,706	446,261	542,359	489,596	45,186	9%	1,465,749	1,545,611	(79,862)	(5%)
Income Before Income Taxes	$395,299	$385,939	($207,665)	($127,028)	$218,080	$177,219	81%	$573,573	($308,925)	$882,498	NM

Net Interest Margin 21	9.16%	9.14%	9.01%	9.38%	9.95%	(79)	bps	9.10%	9.46%	(36)	bps
Pretax Return on Loan Receivables 25	3.16%	3.07%	(1.63%)	(1.01%)	1.70%	146	bps	1.52%	(0.80%)	232	bps

Loan Receivables
Total Loans	$50,130,664	$50,024,718	$50,093,516	$50,854,146	$50,896,596	($765,932)	(2%)	$50,130,664	$50,896,596	($765,932)	(2%)
Average Total Loans	$49,687,300	$49,818,909	$51,555,460	$50,585,332	$50,957,954	($1,270,654)	(2%)	$50,345,119	$51,311,049	($965,930)	(2%)

Interest Yield 11	12.16%	12.25%	12.15%	12.35%	12.79%	(63)	bps	12.19%	12.41%	(22)	bps
Net Principal Charge-off Rate 12	7.18%	7.97%	8.51%	8.43%	8.40%	(122)	bps	7.89%	7.56%	33	bps
Delinquency Rate (over 30 days) 13	4.16%	4.52%	5.05%	5.31%	5.11%	(95)	bps	4.16%	5.11%	(95)	bps
Delinquency Rate (over 90 days) 14	2.19%	2.45%	2.77%	2.78%	2.60%	(41)	bps	2.19%	2.60%	(41)	bps
Net Charge-off Dollars	$899,468	$1,001,000	$1,082,206	$1,063,472	$1,078,539	($179,071)	(17%)	$2,982,674	$2,911,555	$71,119	2%
Loans Delinquent Over 30 Days	$2,083,128	$2,263,608	$2,529,580	$2,700,959	$2,598,424	($515,296)	(20%)	$2,083,128	$2,598,424	($515,296)	(20%)
Loans Delinquent Over 90 Days	$1,098,611	$1,224,526	$1,386,386	$1,411,779	$1,322,433	($223,822)	(17%)	$1,098,611	$1,322,433	($223,822)	(17%)

Credit Card Loans
Credit Card Loans	$45,248,166	$45,328,330	$45,761,239	$47,459,364	$48,128,390	($2,880,224)	(6%)	$45,248,166	$48,128,390	($2,880,224)	(6%)
Average Credit Card Loans	$44,905,220	$45,279,580	$47,646,479	$47,424,261	$48,628,789	($3,723,569)	(8%)	$45,931,331	$49,315,952	($3,384,621)	(7%)

Interest Yield 11	12.86%	12.93%	12.70%	12.76%	13.05%	(19)	bps	12.83%	12.59%	24	bps
Net Principal Charge-off Rate 12	7.73%	8.56%	9.00%	8.81%	8.63%	(90)	bps	8.44%	7.74%	70	bps
Delinquency Rate (over 30 days) 13	4.39%	4.85%	5.39%	5.60%	5.31%	(92)	bps	4.39%	5.31%	(92)	bps
Delinquency Rate (over 90 days) 14	2.35%	2.63%	2.98%	2.94%	2.72%	(37)	bps	2.35%	2.72%	(37)	bps
Net Charge-off Dollars	$875,292	$977,084	$1,057,920	$1,041,247	$1,057,613	($182,321)	(17%)	$2,910,297	$2,865,646	$44,651	2%
Loans Delinquent Over 30 Days	$1,986,049	$2,196,312	$2,467,482	$2,656,689	$2,557,243	($571,194)	(22%)	$1,986,049	$2,557,243	($571,194)	(22%)
Loans Delinquent Over 90 Days	$1,062,171	$1,192,684	$1,364,801	$1,393,474	$1,309,638	($247,467)	(19%)	$1,062,171	$1,309,638	($247,467)	(19%)

Total Discover Card Volume	$25,552,568	$24,247,382	$23,844,456	$23,335,440	$23,955,402	$1,597,166	7%	$73,644,406	$72,256,730	$1,387,676	2%
Discover Card Sales Volume	$23,992,715	$22,858,772	$22,399,675	$21,903,694	$22,768,927	$1,223,788	5%	$69,251,162	$65,556,858	$3,694,304	6%

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Payment Services Segment
(unaudited, dollars in thousands)
	Quarter Ended					August 31, 2010		Nine Months Ended
	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	vs August 31, 2009		Aug 31, 2010	Aug 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$5	$7	$3	$78	$195	($190)	(97%)	$15	$1,020	($1,005)	(99%)
Interest Expense	78	44	38	32	50	28	56%	160	190	(30)	(16%)
Net Interest Income	(73)	(37)	(35)	46	145	(218)	(150%)	(145)	830	(975)	(117%)
Other Income	68,373	65,133	65,535	59,873	61,236	7,137	12%	199,041	179,921	19,120	11%
Revenue Net of Interest Expense	68,300	65,096	65,500	59,919	61,381	6,919	11%	198,896	180,751	18,145	10%
Provision for Loan Losses	-	-	-	-	-	-	NM	-	-	-	NM
Total Other Expense	31,456	28,842	28,543	36,148	34,242	(2,786)	(8%)	88,841	97,978	(9,137)	(9%)
Income Before Income Taxes	$36,844	$36,254	$36,957	$23,771	$27,139	$9,705	36%	$110,055	$82,773	$27,282	33%

Volume
PULSE Network	$30,581,850	$28,645,624	$27,617,635	$24,667,926	$28,051,978	$2,529,872	9%	$86,845,109	$84,634,195	$2,210,914	3%
Third-Party Issuers	1,793,785	1,678,337	1,561,929	1,522,269	1,446,308	347,477	24%	5,034,051	4,149,286	884,765	21%
Diners Club International 15	6,542,418	6,708,533	6,554,504	7,172,809	6,465,990	76,428	1%	19,805,455	19,000,168	805,287	4%
Total Payment Services 16	$38,918,053	$37,032,494	$35,734,068	$33,363,004	$35,964,276	$2,953,777	8%	$111,684,615	$107,783,649	$3,900,966	4%

Transactions Processed on PULSE Network (000's)	882,172	805,281	719,906	676,817	753,201	128,971	17%	2,407,359	2,201,903	205,456	9%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO AS ADJUSTED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The trusts used in the securitization activities of Discover Financial Services (the "Company") are included in the Company's consolidated financial results beginning with the fiscal quarter ending February 28, 2010, in accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 166,  Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140  ("Statement No. 166") (codified under the FASB Accounting Standards Codification ("ASC") Section 860,  Transfers and Servicing ) and Statement of Financial Accounting Standards No. 167,  Amendments to FASB Interpretations No. 46(R)  ("Statement No. 167") (codified under ASC Section 810,  Consolidation), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

The Company did not retrospectively adopt Statements No. 166 and 167 and, therefore, financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for 2010 and beyond will reflect the new accounting requirements, but the historical GAAP financial statements for periods ending on or before November 30, 2009 will continue to reflect the accounting applicable prior to the Company’s adoption of Statements No. 166 and 167.

To allow for a more meaningful historical comparison in analyzing financial data presented in 2010 and beyond, the Company has prepared financial statements showing how the Company's financial data would have been presented if the trusts used in the Company's securitization activities were consolidated into the Company's financial statements in 2009. In preparing the financial statements, the Company made securitization and as adjusted adjustments for each period.  Securitization adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results and adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconcilation of TCE to common equity, a GAAP financial measure, is shown on the pages that follow.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.

Reserve rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. A reconciliation of total loans, a GAAP financial measure, to loans excluding the guaranteed portion of student loans is shown on the pages that follow. A portion of the Company's student loans are 97% guaranteed by the federal government under the Federal Family Education Loan Program. These guaranteed student loans carry little default risk and therefore, are reserved at a significantly lower rate than the remaining portfolio. Management believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss.

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended					Nine Months Ended
	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	Aug 31, 2010	Aug 31, 2009
GAAP Total Common Equity	$6,111,297	$6,038,267	$5,853,594	$7,277,481	$7,231,463	$6,111,297	$7,231,463
As Adjusted Adjustments 26	-	-	-	(1,332,556)	(1,237,927)	-	(1,237,927)
As Adjusted Total Common Equity	6,111,297	6,038,267	5,853,594	5,944,925	5,993,536	6,111,297	5,993,536
Less: Goodwill	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)
Less: Intangibles	(190,639)	(192,304)	(193,970)	(195,636)	(197,556)	(190,639)	(197,556)
As Adjusted Tangible Common Equity	$5,665,237	$5,590,542	$5,404,203	$5,493,868	$5,540,559	$5,665,237	$5,540,559

GAAP Book Value per share	$11.22	$11.10	$12.90	$15.54	$15.45	$11.22	$15.45
Less: As Adjusted Adjustments	-	-	-	($2.45)	($2.28)	-	($2.28)
As Adjusted Book Value per share	11.22	11.10	12.90	13.09	13.17	11.22	13.17
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.35)	(0.35)	(0.36)	(0.36)	(0.36)	(0.35)	(0.36)
Less: Preferred Stock	-	-	(2.14)	(2.13)	(2.13)	-	(2.13)
As Adjusted Tangible Common Equity per share	$10.40	$10.28	$9.94	$10.12	$10.21	$10.40	$10.21

GAAP Total Loans	$50,130,664	$50,024,718	$50,093,516	$23,625,084	$25,489,809	$50,130,664	$25,489,809
Securitization Adjustments 27	NA	NA	NA	27,235,288	25,414,036	NA	25,414,036
Managed Basis	50,130,664	50,024,718	50,093,516	50,860,372	50,903,845	50,130,664	50,903,845
As Adjusted Adjustments	-	-	-	(6,226)	(7,249)	-	(7,249)
As Adjusted Total Loans	50,130,664	50,024,718	50,093,516	50,854,146	50,896,596	50,130,664	50,896,596
Less: Guaranteed portion of student loans	(2,128,446)	(2,120,231)	(1,910,889)	(1,274,453)	(889,963)	(2,128,446)	(889,963)
As Adjusted Total Loans Less: Guaranteed portion of student loans	$48,002,218	$47,904,487	$48,182,627	$49,579,693	$50,006,633	$48,002,218	$50,006,633

Reserve Rate
GAAP Basis	7.47%	7.86%	8.40%	7.44%	7.19%	7.47%	7.19%
Adjustments 28	-	-	-	0.23%	0.09%	-	0.09%
As Adjusted	7.47%	7.86%	8.40%	7.67%	7.28%	7.47%	7.28%
Adjustments (to exclude guaranteed student loans)	0.33%	0.35%	0.33%	0.20%	0.13%	0.33%	0.13%
As Adjusted (excluding guaranteed student loans)	7.80%	8.21%	8.73%	7.87%	7.41%	7.80%	7.41%

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended		Nine Months Ended		Quarter Ended		Nine Months Ended
	Nov 30, 2009	Aug 31, 2009	Aug 31, 2009		Nov 30, 2009	Aug 31, 2009	Aug 31, 2009
Total Company				Total Company (continued)

Interest Income				Total Assets
GAAP Basis	$638,086	$833,217	$2,506,994	GAAP Basis	$46,020,987	$42,698,290	$42,698,290
Securitization Adjustments	947,604	830,864	2,368,388	Securitization Adjustments	26,968,289	25,096,019	25,096,019
Managed Basis	1,585,690	1,664,081	4,875,382	Managed Basis	72,989,276	67,794,309	67,794,309
As Adjusted Adjustments	(9,248)	(3,294)	(16,672)	As Adjusted Adjustments	(5,872,917)	(3,864,789)	(3,864,789)
As Adjusted	$1,576,442	$1,660,787	$4,858,710	As Adjusted	$67,116,359	$63,929,520	$63,929,520

Interest Expense				Tangible Assets
GAAP Basis	$314,158	$304,401	$937,126	GAAP Basis	$45,569,930	$42,245,313	$42,245,313
Securitization Adjustments	89,140	88,241	307,996	Securitization Adjustments	26,968,289	25,096,019	25,096,019
Managed Basis	403,298	392,642	1,245,122	Managed Basis	72,538,219	67,341,332	67,341,332
As Adjusted Adjustments	(10,138)	(10,404)	(32,783)	As Adjusted Adjustments	(5,872,917)	(3,864,789)	(3,864,789)
As Adjusted	$393,160	$382,238	$1,212,339	As Adjusted	$66,665,302	$63,476,543	$63,476,543

Net Interest Income				Total Equity
GAAP Basis	$323,928	$528,816	$1,569,868	GAAP Basis	$8,435,547	$8,386,202	$8,386,202
Securitization Adjustments	858,464	742,623	2,060,392	As Adjusted Adjustments	(1,332,556)	(1,237,927)	(1,237,927)
Managed Basis	1,182,392	1,271,439	3,630,260	As Adjusted	$7,102,991	$7,148,275	$7,148,275
As Adjusted Adjustments	890	7,110	16,111
As Adjusted	$1,183,282	$1,278,549	$3,646,371	Allowance for Loan Losses
				GAAP Basis	$1,757,899	$1,832,360	$1,832,360
Other Income				As Adjusted Adjustments	2,144,461	1,875,211	1,875,211
GAAP Basis	$1,253,559	$1,315,960	$3,587,036	As Adjusted	$3,902,360	$3,707,571	$3,707,571
Securitization Adjustments	(269,187)	(199,195)	(653,733)
Managed Basis	984,372	1,116,765	2,933,303	Change in Loan Loss Reserves
As Adjusted Adjustments	(434,143)	(541,048)	(1,297,468)	GAAP Basis	($74,461)	($154,113)	$457,775
As Adjusted	$550,229	$575,717	$1,635,835	As Adjusted Adjustments	269,250	160,783	495,439
				As Adjusted	$194,789	$6,670	$953,214
Revenue Net of Interest Expense
GAAP Basis	$1,577,487	$1,844,776	$5,156,904	Loan Receivables
Securitization Adjustments	589,277	543,428	1,406,659
Managed Basis	2,166,764	2,388,204	6,563,563	Average Total Loans
As Adjusted Adjustments	(433,253)	(533,938)	(1,281,357)	GAAP Basis	$23,835,598	$26,380,203	$27,454,927
As Adjusted	$1,733,511	$1,854,266	$5,282,206	Securitization Adjustments	26,755,248	24,590,853	23,868,274
				Managed Basis	50,590,846	50,971,056	51,323,201
Provision for Loan Losses				As Adjusted Adjustments	(5,514)	(13,102)	(12,152)
GAAP Basis	$399,732	$380,999	$1,962,673	As Adjusted	$50,585,332	$50,957,954	$51,311,049
Securitization Adjustments	589,277	543,428	1,406,659
Managed Basis	989,009	924,427	3,369,332	Net Charge-off Dollars
As Adjusted Adjustments	269,252	160,782	495,437	GAAP Basis	$474,193	$535,112	$1,504,898
As Adjusted	$1,258,261	$1,085,209	$3,864,769	Adjustments	589,279	543,427	1,406,657
				As Adjusted	$1,063,472	$1,078,539	$2,911,555
Other Expense
GAAP Basis	$118,748	$67,634	$215,085	Loans Delinquent Over 30 Days
As Adjusted Adjustments	(28,992)	-	-	GAAP Basis	$1,161,497	$1,237,636	$1,237,636
As Adjusted	$89,756	$67,634	$215,085	Adjustments	1,539,462	1,360,788	1,360,788
				As Adjusted	$2,700,959	$2,598,424	$2,598,424
Total Other Expense
GAAP Basis	$607,499	$523,838	$1,643,589	Loans Delinquent Over 90 Days
As Adjusted Adjustments	(28,992)	-	-	GAAP Basis	$608,437	$626,793	$626,793
As Adjusted	$578,507	$523,838	$1,643,589	Adjustments	803,342	695,640	695,640
				As Adjusted	$1,411,779	$1,322,433	$1,322,433
Income Before Income Taxes
GAAP Basis	$570,256	$939,939	$1,550,642	Direct Banking Earnings Summary
As Adjusted Adjustments	(673,513)	(694,720)	(1,776,794)
As Adjusted	($103,257)	$245,219	($226,152)	Interest Income
				Managed	$1,585,612	$1,663,886	$4,874,362
Tax Expense				As Adjusted Adjustments	(9,248)	(3,294)	(16,672)
GAAP Basis	$217,719	$362,485	$626,994	As Adjusted	$1,576,364	$1,660,592	$4,857,690
As Adjusted Adjustments	(261,756)	(267,830)	(675,082)
As Adjusted	($44,037)	$94,655	($48,088)	Interest Expense
				Managed	$403,266	$392,592	$1,244,932
Net Income				As Adjusted Adjustments	(10,138)	(10,404)	(32,783)
GAAP Basis	$352,537	$577,454	$923,648	As Adjusted	$393,128	$382,188	$1,212,149
As Adjusted Adjustments	(411,757)	(426,890)	(1,101,712)
As Adjusted	($59,220)	$150,564	($178,064)	Net Interest Income
				Managed	$1,182,346	$1,271,294	$3,629,430
Net Income Allocated to Common Stockholders				As Adjusted Adjustments	890	7,110	16,111
GAAP Basis	$330,505	$552,928	$876,506	As Adjusted	$1,183,236	$1,278,404	$3,645,541
As Adjusted Adjustments	(408,360)	(421,974)	(1,089,190)
As Adjusted	($77,855)	$130,954	($212,684)

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended		Nine Months Ended		Quarter Ended		Nine Months Ended
	Nov 30, 2009	Aug 31, 2009	Aug 31, 2009		Nov 30, 2009	Aug 31, 2009	Aug 31, 2009
Direct Banking Earnings Summary (continued)				Total Company Ratios (continued)

Other Income				Tangible Common Equity/Net Loans
Managed	$924,499	$1,055,529	$2,753,382	GAAP Basis	31.2%	28.7%	28.7%
As Adjusted Adjustments	(434,143)	(541,048)	(1,297,468)	Adjustments	(19.5%)	(17.0%)	(17.0%)
As Adjusted	$490,356	$514,481	$1,455,914	As Adjusted	11.7%	11.7%	11.7%

Revenue Net of Interest Expense				ROE
Managed	$2,106,845	$2,326,823	$6,382,812	GAAP Basis	16%	28%	17%
As Adjusted Adjustments	(433,253)	(533,938)	(1,281,357)	Adjustments	(19%)	(19%)	(21%)
As Adjusted	$1,673,592	$1,792,885	$5,101,455	As Adjusted	(3%)	9%	(4%)

Provision for Loan Losses				Net Interest Margin
Managed	$989,009	$924,427	$3,369,332	GAAP Basis	5.45%	7.95%	7.62%
As Adjusted Adjustments	269,252	160,782	495,437	Adjustments	3.93%	2.00%	1.85%
As Adjusted	$1,258,261	$1,085,209	$3,864,769	As Adjusted	9.38%	9.95%	9.47%

Total Other Expense				Return on Loan Receivables
Managed	$571,351	$489,596	$1,545,611	GAAP Basis	5.93%	8.68%	4.48%
As Adjusted Adjustments	(28,992)	-	-	Adjustments	(6.40%)	(7.51%)	(4.94%)
As Adjusted	$542,359	$489,596	$1,545,611	As Adjusted	(0.47%)	1.17%	(0.46%)

Income Before Income Taxes				Basic EPS
Managed	$546,485	$912,800	$1,467,869	GAAP Basis	$0.61	$1.08	$1.78
As Adjusted Adjustments	(673,513)	(694,720)	(1,776,794)	Adjustments	(0.75)	(0.82)	(2.21)
As Adjusted	($127,028)	$218,080	($308,925)	As Adjusted	($0.14)	$0.26	($0.43)

Pretax Return on Loan Receivables				Diluted EPS
GAAP Basis	4.33%	7.10%	3.81%	GAAP Basis	$0.60	$1.07	$1.78
Adjustments	(5.34%)	(5.40%)	(4.61%)	Adjustments	(0.74)	(0.82)	(2.21)
As Adjusted	(1.01%)	1.70%	(0.80%)	As Adjusted	($0.14)	$0.25	($0.43)

Credit Card Loan Receivables				Loan Receivables Ratios

Credit Card Loans				Interest Yield
GAAP Basis	$20,230,302	$22,721,603	$22,721,603	GAAP Basis	10.25%	12.10%	11.62%
Securitization Adjustments	27,235,288	25,414,036	25,414,036	Adjustments	2.10%	0.69%	0.79%
Managed Basis	47,465,590	48,135,639	48,135,639	As Adjusted	12.35%	12.79%	12.41%
As Adjusted Adjustments	(6,226)	(7,249)	(7,249)
As Adjusted	$47,459,364	$48,128,390	$48,128,390	Net Principal Charge-off Rate
				GAAP Basis	7.98%	8.05%	7.30%
Average Credit Card Loans				Adjustments	0.45%	0.35%	0.26%
GAAP Basis	$20,674,527	$24,051,037	$25,459,830	As Adjusted	8.43%	8.40%	7.56%
Securitization Adjustments	26,755,248	24,590,853	23,868,274
Managed Basis	47,429,775	48,641,890	49,328,104	Delinquency Rate (over 30 days)
As Adjusted Adjustments	(5,514)	(13,101)	(12,152)	GAAP Basis	4.92%	4.86%	4.86%
As Adjusted	$47,424,261	$48,628,789	$49,315,952	Adjustments	0.39%	0.25%	0.25%
				As Adjusted	5.31%	5.11%	5.11%
Net Charge-off Dollars
GAAP Basis	$451,970	$514,185	$1,458,987	Delinquency Rate (over 90 days)
Adjustments	589,278	543,428	1,406,658	GAAP Basis	2.58%	2.46%	2.46%
As Adjusted	$1,041,247	$1,057,613	$2,865,646	Adjustments	0.20%	0.14%	0.14%
				As Adjusted	2.78%	2.60%	2.60%
Loans Delinquent Over 30 Days
GAAP Basis	$1,117,228	$1,196,455	$1,196,455	Credit Card Ratios
Adjustments	1,539,461	1,360,788	1,360,788
As Adjusted	$2,656,689	$2,557,243	$2,557,243	Interest Yield
				GAAP Basis	10.86%	12.56%	11.91%
Loans Delinquent Over 90 Days				Adjustments	1.90%	0.49%	0.68%
GAAP Basis	$590,132	$613,998	$613,998	As Adjusted	12.76%	13.05%	12.59%
Adjustments	803,342	695,640	695,640
As Adjusted	$1,393,474	$1,309,638	$1,309,638	Net Principal Charge-off Rate
				GAAP Basis	8.77%	8.48%	7.63%
Total Company Ratios				Adjustments	0.04%	0.15%	0.11%
				As Adjusted	8.81%	8.63%	7.74%
Effective Tax Rate
GAAP Basis	38.2%	38.6%	40.4%	Delinquency Rate (over 30 days)
Adjustments	4.5%	-	(19.2%)	GAAP Basis	5.52%	5.27%	5.27%
As Adjusted	42.6%	38.6%	21.3%	Adjustments	0.08%	0.04%	0.04%
				As Adjusted	5.60%	5.31%	5.31%
Tangible Common Equity/Tangible Assets
GAAP Basis	15.0%	16.0%	16.0%	Delinquency Rate (over 90 days)
Adjustments	(6.8%)	(7.3%)	(7.3%)	GAAP Basis	2.92%	2.70%	2.70%
As Adjusted	8.2%	8.7%	8.7%	Adjustments	0.02%	0.02%	0.02%
				As Adjusted	2.94%	2.72%	2.72%

1 GAAP data is presented in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards ("FAS") No. 140 for quarters ended August 31, 2009 and November 30, 2009.  GAAP data for the quarters beginning February 28, 2010 is presented in accordance with FAS No. 166,  Accounting for Transfers of Financial Assets – an amendment of FAS No. 140  and FAS No. 167,  Amendments to FASB Interpretations No. 46(R), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

2 The quarters ended August 31, 2009 and November 30, 2009 include $472 million pre-tax (estimated $287 million after-tax), and $472 million (estimated $285 million after-tax), respectively related to anti-trust litigation settlement.

3 Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

4 Effective Tax Rate represents tax expense divided by income before income taxes.

5 Tangible Assets represents total assets less goodwill and intangibles.

6 Net Loans represents total loans less the allowance for loan loss (period end).

7 Book Value per share represents total equity divided by ending common shares outstanding.

8 Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

9 Reserve Rate represents the allowance for loan losses divided by total loans. The Reserve Rate includes federal student loans held for sale.

10 Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

11 Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

12 Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

13 Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or credit card loans, as appropriate).

14 Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or credit card loans, as appropriate).

15 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

16 Gross proprietary sales volume on the Discover Network.

17 Tangible common equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

18 Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

19 Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

20 Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

21 Net Interest Margin (formerly referred to as Net Yield on Loan Receivables) represents net interest income (annualized) divided by average total loans for the period.

22 Return on Loan Receivables represents net income (annualized) divided by average total loans for the period.

23 Reserve Rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. The Company believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss. For a corresponding reconciliation of loans excluding the guaranteed portion of student loans to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

24 Managed basis assumes that loans that have been securitized were not sold and presents financial information regarding these loans in a manner similar to the presentation of financial information regarding loans that have not been sold.

25 Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by average total loans for the period.

26 As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results.  Also included are adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

27 Securitization Adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. Beginning December 1, 2009, securitization adjustments are no longer applicable as the trust assets are consolidated in GAAP reporting.

28 Adjustments represent the difference between GAAP basis and As Adjusted basis.